UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2017

CARMAX AUTO OWNER TRUST 2017-1

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001693819)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

(Central Key Index Number: 0001601902)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

(Central Key Index Number: 0001259380)

Delaware

(State or other jurisdiction of incorporation or organization)

333-207329-05

(Commission File Number)

01-0794037

(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 25, 2017, CarMax Business Services, LLC (“CarMax Business Services”) and CarMax Auto Funding LLC (the “Depositor”) entered into an Underwriting Agreement with Barclays Capital Inc., as representative of the several underwriters named therein (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $1,305,035,000 aggregate principal balance of various classes of Asset-backed Notes to be issued by CarMax Auto Owner Trust 2017-1 (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of December 1, 2016, as will be amended and restated by the Amended and Restated Trust Agreement to be dated as of January 1, 2017, between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase the Underwritten Notes (defined below).

The sale of the Underwritten Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form SF-3 (Commission File No. 333-207329), filed on October 7, 2015, as amended by Amendment No. 1 on December 1, 2015, by Amendment No. 2 on December 21, 2015, and by Amendment No. 3 on January 8, 2016. It is anticipated that the Underwritten Notes will be issued on or about January 31, 2017 (the “Issuance Date”).

The Underwriting Agreement is attached as Exhibit 1.1.

Item 8.01.	Other Events.

The registrant has filed a final prospectus, dated January 25, 2017, setting forth a description of the collateral pool and the structure of $250,049,000 aggregate principal amount of the Class A-1 Asset-backed Notes (the “Underwritten Class A-1 Notes”), $428,371,000 aggregate principal amount of the Class A-2 Asset-backed Notes (the “Underwritten Class A-2 Notes”), $428,371,000 aggregate principal amount of the Class A-3 Asset-backed Notes (the “Underwritten Class A-3 Notes”), $117,353,000 aggregate principal amount of the Class A-4 Asset-backed Notes (the “Underwritten Class A-4 Notes”), $24,706,000 aggregate principal amount of the Class B Asset-backed Notes (the “Underwritten Class B Notes”), $26,100,000 aggregate principal amount of the Class C Asset-backed Notes (the “Underwritten Class C Notes”) and $30,085,000 aggregate principal amount of the Class D Asset-backed Notes (the “Underwritten Class D Notes” and, together with the Underwritten Class A-1 Notes, the Underwritten Class A-2 Notes, the Underwritten Class A-3 Notes, the Underwritten Class A-4 Notes, the Underwritten Class B Notes and the Underwritten Class C Notes, the “Underwritten Notes”) by the Issuing Entity. Each of the Underwritten Notes is being offered publicly for sale. On the Issuance Date, the Issuing Entity will also issue $951,000 aggregate principal amount of the Class A-1 Asset-backed Notes (the “Retained Class A-1 Notes”), $1,629,000 aggregate principal amount of the Class A-2 Asset-backed Notes (the “Retained Class A-2 Notes”), $1,629,000 aggregate principal amount of the Class A-3 Asset-backed Notes (the “Retained Class A-3 Notes”), $447,000 aggregate principal amount of the Class A-4 Asset-backed Notes (the “Retained Class A-4 Notes”), $94,000 aggregate principal amount of the Class B Asset-backed Notes (the “Retained Class B Notes”), $100,000 aggregate principal amount of the Class C Asset-backed Notes (the “Retained Class C Notes”) and $115,000 aggregate principal amount of the Class D Asset-backed Notes (the “Retained Class D Notes” and, together with the Retained Class A-1 Notes, the Retained Class A-2 Notes, the Retained Class A-3 Notes, the Retained Class A-4 Notes, the Retained Class B Notes and the Retained Class C Notes, the “Retained Notes” and, the Retained Notes together with the Underwritten Notes, the “Notes”), which will initially be retained by the Depositor.

On the Issuance Date, the Depositor will enter into an Amended and Restated Trust Agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Issuing Entity. On the Issuance Date, CarMax Business Services and the Depositor will enter into a Receivables Purchase Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property will be sold by CarMax Business Services to the Depositor. On the Issuance Date, the Issuing Entity, the Depositor and CarMax Business Services, as servicer, will enter into a Sale and Servicing Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Depositor to the Issuing Entity, and the Issuing Entity will engage CarMax Business Services to service those assets. On the Issuance Date, the Issuing Entity will issue to the Depositor the Notes pursuant to an Indenture, in substantially the form of which is filed as an exhibit hereto, to be entered into between the Issuing Entity and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”). On the Issuance Date, the Issuing Entity, the Indenture Trustee and CarMax Business Services, as administrator, will enter into an Administration Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the administrator agrees to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents. On the Issuance Date, the Issuing Entity, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by CarMax Business Services and the Depositor about such receivables.

Legal opinions and a consent of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

In connection with the offering of the Underwritten Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 25, 2017, by and among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and Barclays Capital Inc., as representative of the several underwriters named therein.

4.1	Indenture, to be dated January 1, 2017, between CarMax Auto Owner Trust 2017-1 and U.S. Bank National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated January 1, 2017, between CarMax Auto Funding LLC, as depositor, and Wilmington Trust, National Association, as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of January 27, 2017, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of January 27, 2017, with respect to tax matters.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

36.1	Depositor CEO Certification

99.1	Sale and Servicing Agreement, to be dated January 1, 2017, among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and CarMax Auto Owner Trust 2017-1.

99.2	Receivables Purchase Agreement, to be dated January 1, 2017, between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser.

99.3	Administration Agreement, to be dated January 1, 2017, among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2017-1 and U.S. Bank National Association, as indenture trustee.

99.4	Asset Representations Review Agreement, to be dated January 1, 2017, among CarMax Auto Owner Trust 2017-1, CarMax Business Services, LLC, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC

(Depositor)

Dated: January 27, 2017	By:	/s/ Enrique Mayor-Mora
	Name:	Enrique Mayor-Mora
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 25, 2017, by and among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and Barclays Capital Inc., as representative of the several underwriters named therein.

4.1	Indenture, to be dated January 1, 2017, between CarMax Auto Owner Trust 2017-1 and U.S. Bank National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated January 1, 2017, between CarMax Auto Funding LLC, as depositor, and Wilmington Trust, National Association, as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of January 27, 2017, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of January 27, 2017, with respect to tax matters.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

36.1	Depositor CEO Certification

99.1	Sale and Servicing Agreement, to be dated January 1, 2017, among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and CarMax Auto Owner Trust 2017-1.

99.2	Receivables Purchase Agreement, to be dated January 1, 2017, between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser.

99.3	Administration Agreement, to be dated January 1, 2017, among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2017-1 and U.S. Bank National Association, as indenture trustee.

99.4	Asset Representations Review Agreement, to be dated January 1, 2017, among CarMax Auto Owner Trust 2017-1, CarMax Business Services, LLC, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

5